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                                                                 Exhibit 10.25A

                      FIRST AMENDMENT TO LEASE AGREEMENT


     This First Amendment (this "Amendment") is entered into as of January __, 1997 by and between Allstate Insurance Company, an Illinois Insurance Corporation ("Lessor"), and Hawker Pacific Aerospace (formerly Hawker
Pacific, Inc.), a California corporation ("Lessee"), in order to amend that certain Lease Agreement, dated June 24, 1997 (the "Lease"), between Lessor and Lessee as herein set forth:

     12. ASSIGNMENT AND SUBLETTING. Section 12.1(b) is hereby amended to read in its entirety as follows:

     "(b) A change in control of Lessee shall constitute an assignment requiring consent. The transfer, on a cumulative basis of twenty-five percent (25%) or more of the voting control of Lessee, other than any bona fide underwritten public offering of Lessee's securities registered under the Securities Act of 1933, as amended, or any securities issued pursuant to Lessee's employee benefit plans, shall constitute a change in control for this purpose."

     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                                       LESSOR:
                                       ALLSTATE INSURANCE COMPANY


                                       By: /s/ George A. Pandoleon
                                          ----------------------------------

                                       Name:   George A. Pandoleon
                                            --------------------------------

                                       Title:  Authorized Signatory
                                             -------------------------------


                                       LESSEE:
                                       HAWKER PACIFIC AEROSPACE


                                       By: /s/ Brian S. Aune
                                          ----------------------------------
                                           Brian S. Aune
                                           Chief Financial Officer